SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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SPIRE CORPORATION

(Name of Registrant as Specified in Its Charter)

SPIRE CORPORATION

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Spire Corporation

One Patriots Park

Bedford, Massachusetts 01730-2396

NOTICE OF SPECIAL MEETING IN LIEU OF

2007 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Special Meeting in Lieu of 2007 Annual Meeting of Stockholders (“Meeting”) of Spire Corporation (“Company”) will be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts, on Thursday, May 17, 2007, at 10:00 a.m., to consider and act upon the following:

1.	To fix the number of directors at eight and to elect seven directors to serve for one year, leaving one vacancy;

2.	To approve the adoption of the Spire Corporation 2007 Stock Equity Plan and the reservation of 1,000,000 shares of common stock for issuance thereunder; and

3.	To transact such other business as may properly come before the Meeting.

Stockholders owning Company shares at the close of business on March 30, 2007, are entitled to receive notice of and to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting.

By Order of the Board of Directors,

Michael W. O’Dougherty
Secretary

Bedford, Massachusetts

April 13, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING AND IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Spire Corporation

One Patriots Park

Bedford, Massachusetts 01730-2396

PROXY STATEMENT

Special Meeting in Lieu of

2007 Annual Meeting of Stockholders

May 17, 2007

The Board of Directors of Spire Corporation is soliciting proxies for the Special Meeting in Lieu of 2007 Annual Meeting of Stockholders (“Meeting”). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. The Meeting will be held on Thursday, May 17, 2007. This Proxy Statement, proxy card and the 2006 Annual Report and Form 10-KSB are being mailed to the stockholders on or about April 13, 2007.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

Spire Corporation’s By-Laws provide for a minimum of three directors with the exact number to be voted on by the stockholders at the Meeting. The Board of Directors has recommended for this Meeting that the number of directors be fixed at eight and has nominated seven persons for election as directors as noted below, leaving one vacancy. Each director will hold office until the next Annual Meeting of Stockholders (or Special Meeting in Lieu of Annual Meeting of Stockholders) and until his successor is duly elected by the stockholders. For information regarding the independence of the Company’s directors, see “Meetings and Committees of the Board” below.

Unless otherwise instructed, the persons named in the proxy will vote to fix the number of directors at eight and to elect the seven nominees named below as directors, leaving one vacancy. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than seven directors.

All of the nominees are currently directors. Set forth below is information about each nominee:

Name	Age	Position with Company	Director Since
Udo Henseler	67	Director and Chairman, Audit Committee	1992
David R. Lipinski	55	Director and Member, Compensation Committee	2001
Mark C. Little	45	Director and Chief Executive Officer, Spire Biomedical	2004
Roger G. Little	66	Chairman of the Board, Chief Executive Officer and President	1969
Michael J. Magliochetti	43	Director and Member, Audit Committee	2002
Guy L. Mayer	55	Director and Chairman, Compensation Committee and Member, Audit Committee	2001
Roger W. Redmond	53	Director and Member, Compensation Committee	1991

Udo Henseler, Ph.D., is currently the President and principal/owner of Management Services International (“MSI”), a privately held business initiated in 1994. MSI provides business development services for biotechnology and life sciences firms at various stages of their corporate evolution. From 2002 to 2005, Dr. Henseler was the Chief Executive Officer and Chairman of eGene, Inc., a publicly traded biotechnology company, and further served as a Director in 2006. Dr. Henseler has over forty years’ combined global public and private company financial and operations leadership experience in the biopharmaceutical and life sciences sectors, including positions as Director, Chief Executive Officer, Chief Financial Officer and/or Executive Vice President. Dr. Henseler currently serves as Director and Chairman of the Audit Committee of Tutogen Medical, Inc., a publicly traded company. Dr. Henseler earned a B.A. in Germany and Master’s and Ph.D. degrees from the Claremont Graduate University in Claremont, California. Dr. Henseler is also a Certified Public and Certified Management Accountant.

David R. Lipinski is currently a consulting engineer with WorleyParsons Limited, a provider of professional services to the energy, resource and complex industries. Since 2002, he has been an independent consultant in management and finance. From September 2004 to October 2005, he was Assistant Vice President, Business Development Group of Fifth Third Bank. Previously from August 2003 to May 2004, Mr. Lipinski was Vice President of Corporate Development of Spire Corporation and from August 2003 until November 2003, he was Chief Financial Officer. From 2000 to 2002, he was the Vice President for Corporate Development of Stratos Lightwave, Inc., a manufacturer of optoelectronic components and interconnection products used in optical communications and data networking. Mr. Lipinski is a director of Optelecom, Inc., a manufacturer of voice, video and data communications modules. He is a registered Professional Engineer and a Chartered Financial Analyst. He holds a B.S. in Physics from the United States Naval Academy and an M.B.A. from the University of New Haven. Mr. Lipinski is a retired Captain of the U.S. Naval Reserve.

Mark C. Little joined the Company in 1994 as a Medical Device Engineer. He was named Assistant General Manager, Biomedical, in March 1999; General Manager, Spire Biomedical, in January 2000; Vice President and General Manager, Spire Biomedical in November 2000; and Chief Executive Officer, Spire Biomedical in June 2001. He holds a B.A. from Flagler College. Mr. Mark C. Little is the son of Mr. Roger G. Little.

Roger G. Little was the founder of Spire Corporation in 1969, and has been Chairman of the Board of Directors, Chief Executive Officer and President of the Company. He has served on many committees and advisory boards related to small business innovative research, the transfer and commercialization of technology, the worldwide growth of the photovoltaics industry, and the development of sound renewable energy policies. Mr. Little holds a B.A. in Physics from Colgate University and a M.Sc. in Physics from the Massachusetts Institute of Technology. Mr. Roger G. Little is the father of Mark C. Little.

Michael J. Magliochetti, Ph.D., is currently President and Chief Executive Officer of Claros Diagnostics, Inc., a point-of-care immunoassay diagnostic technology firm. During 2006, he was an Entrepreneur-in-Residence at Oxford Biosciences Partners. From 2003 to 2006, Dr. Magliochetti was President and CEO of Rehab Medical Holdings, Inc., a company focused in orthopedics. Previously, from 2000 to 2003, he was President and CEO of Hema Metrics Corporation, a private medical technology company specializing in blood monitoring and diagnostic products for dialysis. He holds B.S. and Ph.D. degrees in Chemical Engineering from Northeastern University and the University of Massachusetts at Amherst, respectively, and a High Technology M.B.A. from Northeastern University.

Guy L. Mayer is currently Chief Executive Officer and Director of Tutogen Medical, Inc., a leading manufacturer of sterile biological implant products made from human (allograft) and animal (xenograft) tissue. From 2001 to November 2004, Mr. Mayer served as Chairman and CEO of VisEn Medical, Inc., a private biotechnology company focused on molecular imaging technologies. Prior to VisEn, he was from 1998 to 2001 President and CEO of ETEX Corporation, a private biomedical company based in Cambridge, Massachusetts and from 1984 to 1998 he was with Zimmer Inc., a leader in orthopedic implants where he last served as president Global Products Group. Mr. Mayer is a 1974 graduate of the University of Ottawa.

Roger W. Redmond is currently Senior Portfolio Manager for Wells Fargo Private Bank, an investment advisory firm. From July 2004 to July 2006, Mr. Redmond was a Partner, Chief Investment Officer of Stillwater

Investment Management, LLC, an independent, registered investment advisory firm. Previously from January 2002 to July 2004, Mr. Redmond was Senior Vice President of Windsor Financial Group, LLC, an investment advisor firm. From June 1999 to December 2001, Mr. Redmond was a managing director of Goldsmith, Agio, Helms and Company, a private investment banking firm specializing in representing sellers of private, public and closely held companies. He was designated a Chartered Financial Analyst in 1988. Mr. Redmond holds a B.S. in Chemistry from the University of Arizona and an M.B.A. in Finance from the University of Minnesota.

The Board of Directors recommends a vote “FOR” fixing the number of directors at eight and for electing the seven nominees listed above, leaving one vacancy.

PROPOSAL NUMBER TWO

APPROVAL OF THE ADOPTION OF THE 2007 STOCK EQUITY PLAN

Background

The Board of Directors believes that it is in the best interest of the Company to attract, motivate, retain and reward high-quality executives and other employees, officers, directors and consultants for the Company, and that stock-based and other incentive awards promote growth and provide a meaningful incentive to personnel of successful companies.

The Company’s only equity incentive plan, the 1996 Equity Incentive Plan (the “1996 Plan”), however, expired on December 10, 2006. As a result, no future awards may be made under the 1996 Plan. Accordingly, on March 15, 2007, the Board of Directors adopted, subject to stockholder approval, the Spire Corporation 2007 Stock Equity Plan (the “2007 Plan”). The total number of shares reserved and available for issuance under the 2007 Plan shall be 1,000,000; provided, however, that the maximum number of shares issued or available under the 2007 Plan with respect to awards other than options and stock appreciation rights shall not exceed 500,000. The 2007 Plan will not be effective unless and until it receives stockholder approval.

Based solely on the closing price of the Company’s common stock as reported on the NASDAQ Global Market on March 23, 2007 of $11.13 per share, the maximum aggregate market value of the 1,000,000 shares of the Company’s common stock to be reserved for issuance under the 2007 Plan would be $11,130,000.

Summary of the 2007 Stock Equity Plan

The following is a summary of certain principal features of the 2007 Plan. This summary is qualified in its entirety by reference to the complete text of the 2007 Plan. Stockholders are urged to read the actual text of the 2007 Plan in its entirety which is set forth as Appendix A to this Proxy Statement.

The terms of the 2007 Plan provide for grants of stock options, stock appreciation rights, or SARs, restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property.

The purpose of the 2007 Plan is to continue to provide a means for the Company to attract key personnel to provide services to the Company and its subsidiaries, as well as to continue to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting the mutuality of interests between participants and its stockholders. A further purpose of the 2007 Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company, and provide participants with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

Stockholder approval of the 2007 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as described below, (ii) for the 2007 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the stockholder approval requirements for the listing of shares on the Nasdaq Stock Market.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2007 Plan, the total number of shares of common stock that may be subject to the granting of awards under the 2007 Plan shall be equal to 1,000,000 shares, plus the number of shares with respect to which awards previously granted thereunder that terminate without being exercised; provided, however, that the maximum number of shares that may be subject to the granting of awards other than stock options and SARs shall not exceed 500,000.

Awards that are settled or exercised through the payment of shares will be counted in full against the number of shares available for award under the 2007 Plan, regardless of the number of shares actually issued upon settlement or exercise of any such award.

Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2007 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

In addition, the 2007 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year (i) the number of options or SARs granted to any one participant may not exceed 300,000 for each type of such award, and (ii) the number of restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of other Company obligations, and other stock-based awards granted to any one participant may not exceed 200,000 for each type of such award, subject to adjustment in certain circumstances. The maximum amount that may be earned by any one participant as a performance award in respect to a performance period of one year is $1,500,000.

A committee of our Board of Directors, which we refer to as the Committee, is to administer the 2007 Plan. See “Administration.” The Committee is authorized to adjust the limitations described in the preceding paragraph and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2007 Plan are the officers, directors, employees and consultants of the Company. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the 2007 Plan.

Administration

The Company’s Board of Directors shall select the Committee that will administer the 2007 Plan. All Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and independent as defined by the Nasdaq Stock Market or any other national securities exchange on which any securities of the Company may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the 2007 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2007 Plan and make all other determinations that may be necessary or advisable for the administration of the 2007 Plan. The Committee may not delegate to officers or managers of the Company or any related entity, or committees thereof, the authority to grant awards under the 2007 Plan.

Stock Options and SARs

The Committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options and SARs, entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the 2007 Plan, the term “fair market value” means the fair market value of the common stock, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee or the Company’s Board of Directors, the fair market value of the common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which the common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Committee except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares (including the withholding of shares otherwise deliverable pursuant to the award), outstanding awards or other property (including notes or other contractual obligations of participants to make deferred payments, so long as such notes or other contractual obligations are not in violation of applicable law), as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee.

Restricted and Deferred Stock

The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. Except for certain limited situations set forth in the 2007 Plan, restricted stock awards subject solely to future service requirements shall have a restriction period of not less than three years from the date of grant. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of Company obligations to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant awards under the 2007 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such awards. Except for certain limited situations set forth in the 2007 Plan, other stock-based awards subject solely to future service requirements shall be subject to restrictions for a period of not less than three years from the date of grant.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the 2007 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of common stock or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee, not the Company’s Board of Directors.

Subject to the requirements of the 2007 Plan, the Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement; provided, however, that a performance period shall not be longer than five years. One or more of the following business criteria for the Company, on a consolidated basis, or for business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m): (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit;

(16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and (18) and/or the fair market value of a share of common stock. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

In granting performance awards, the Committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2007 Plan (including, i.e., total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a performance period, the Committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

After the end of each performance period, the Committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the 2007 Plan. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2007 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under the 2007 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2007 Plan or awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and, if so provided in the award agreement, such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2007 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the Committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.”

For purposes of the 2007 Plan, a “change in control” will be deemed to occur upon the earliest of the follow:

(a) The acquisition by any person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (such Beneficial Ownership, a “Controlling Interest”); provided, however, that for this purpose, the following acquisitions shall not constitute a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any person that as of the effective date of the 2007 Plan owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any related entities; or (z) any acquisition by any company pursuant to a transaction which complies with clauses (1), (2) and (3) of (c) below; or

(b) During any period of two (2) consecutive years (not including any period prior to the effective date of the 2007 Plan) individuals who constitute the Board on the effective date of the 2007 Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the 2007 Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no person (excluding any employee benefit plan (or related trust) of the Company or such company resulting from such Business Combination or any person that owns a Controlling Interest as of the effective date of the 2007 Plan) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the company resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such company except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the Board of Directors of the company resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Amendment and Termination

The Company’s Board of Directors may amend, alter, suspend, discontinue or terminate the 2007 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of the Company’s common stock are then listed or quoted. Accordingly, stockholder approval may not necessarily be required for every amendment to the 2007 Plan which might increase the cost of the 2007 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Company’s Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Company’s Board of Directors, the 2007 Plan will terminate at such time as no shares of common stock remain available for issuance under the 2007 Plan and the Company has no further rights or obligations with respect to outstanding awards under the 2007 Plan. In any event, unless terminated earlier in accordance with the preceding sentence, the 2007 Plan will expire on the tenth anniversary of its effective date.

Other than in connection with standard adjustments (as set forth in Section 10(c) of the 2007 Plan), the Committee is not permitted to (i) lower the exercise price per share of an option or SAR after it is granted, (ii) cancel an option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another award (other than in connection with substitute awards granted in connection with business combinations) or (iii) take any other action with respect to an option or SAR that may be treated as a repricing, without approval of the Company’s stockholders.

Federal Income Tax Consequences of Awards

The 2007 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Non-Qualified Stock Options

On exercise of a non-qualified stock option granted under the 2007 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The 2007 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the shares in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2007 Plan (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2007 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

The Company may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2007 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a non-qualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance-based compensation,” so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options under the 2007 Plan will qualify as “performance-based compensation” that is fully deductible by the Company under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

New 2007 Plan Benefits

No grants have been made with respect to additional shares of common stock to be reserved for issuance under the 2007 Plan. In addition, the number of shares of common stock that may be granted to executive officers, directors and employees is indeterminable at this time, as such grants generally are subject to the discretion of the Committee. However, as described below under “Compensation of Officers and Directors — Director Compensation,” on March 15, 2007, the Compensation Committee approved new elements of compensation for non-employee members of the Board of Directors. One element of such compensation is the automatic granting of non-incentive stock options under the 2007 Plan for 2,000 shares per quarter up to a maximum of 8,000 stock options per annum, vesting immediately and considered a long-term incentive, for each Board meeting attended either in person or by telephone, with the awards being for one meeting per quarter and four quarterly meetings per year. No such options will be granted unless and until the 2007 Plan is approved by the Company’s stockholders.

Recommendation

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes adoption of the Spire Corporation 2007 Plan is in the best interests of the Company and its stockholders and recommends a vote FOR the approval of the adoption of the 2007 Stock Equity Plan and the reservation of 1,000,000 shares of common stock for issuance thereunder.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors

The Board of Directors of the Company held five meetings during 2006. Each director then serving attended 75% or more of the aggregate of (1) the total number of Board meetings and (2) the total number of meetings of the committee(s) of which he is a member, if any. The Company does not have a written policy on board attendance at annual meetings of stockholders; however it does schedule a board meeting immediately after the annual meeting (or special meeting in lieu thereof) for which members attending receive compensation. In 2006, all Board Members were present during the Special Meeting held in lieu of the 2006 Annual Meeting of Stockholders. The table below describes the Board’s committees.

Committee Name	Members	Number of Meetings in 2006	Principal Functions
Audit Committee	U. Henseler M. Magliochetti G. Mayer	5

•      Oversee the Company’s auditing, accounting and financial reporting processes.

•      Appoint, compensate, evaluate and, where appropriate, replace independent accountants.

•      Oversee the Company’s compliance with tax, legal and regulatory requirements.

Compensation Committee	D. Lipinski G. Mayer R. Redmond	5

•      Oversee and evaluate the Company’s compensation programs and compensation of its executives.

•      Annually determine Chief Executive Officer’s base salary and payments under the annual incentive bonus program and long-term deferred compensation plan.

•      Recommend or approve other executive officers’ compensation, including annual performance objectives.

•      Recommend to the full Board of Directors compensation of Directors.

The Audit Committee

The Board of Directors has determined that all members of the Audit Committee are “independent,” as independence for the Audit Committee members is defined in the listing standards for the Nasdaq Stock Market. The Company’s Board of Directors has determined that Dr. Henseler, Chairman of the Audit Committee, is an “audit committee financial expert” within the meaning of applicable regulations of the Securities and Exchange Commission, based on Dr. Henseler’s business experience, as described on Page 1 of this Proxy Statement. For further information regarding the Audit Committee, see the “Audit Committee Report” beginning on Page 21 of this Proxy Statement.

The Nomination Process

The Company does not currently have a standing nominating committee or a charter for the nomination process. The Company does not have a nominating committee because it believes that obtaining opinions and advice from all directors in connection with Board nominations enhances the nomination process. Nominees for directors are recommended for the Board’s selection by a majority of the independent directors. The Board of Directors has determined that Drs. Henseler and Magliochetti and Messrs. Mayer and Redmond are “independent,” as independence is defined in the listing standards for the Nasdaq Stock Market. Beginning in May 2007, it is expected that Mr. Lipinski shall be considered independent. In March 2005, the Company adopted a Board resolution addressing the nominations process which provides substantially as follows:

1.

A majority of the independent directors (the “Majority”) shall identify individuals believed to be qualified as candidates to serve on the Board and shall recommend that the Board select the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board, the Majority shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, relevant skills and the extent to which the candidate would fill a present need on the Board.

2.	The Majority shall conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates and, in that connection, shall have sole authority to retain any search firm to be used to assist it in identifying candidates to serve as directors.

3.	The Majority shall review and make recommendations, as it deems appropriate, regarding the size and composition of the Board in order to ensure that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse backgrounds. The Majority is aware that one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board must be comprised of “independent directors” as defined in the rules of the Nasdaq Stock Market. The Majority also believes it appropriate for certain members of the Company’s management to participate as members of the Board.

4.	The Majority will consider candidates for director recommended by stockholders of the Company. There are no differences in the manner in which the Majority evaluates director nominees recommended by stockholders. Stockholders who wish to recommend director candidates should communicate names of such candidates, with relevant information on their qualifications, to the Secretary, at the address on the first page of this Proxy Statement. The Secretary will forward copies of such stockholder recommendations to the independent directors for their consideration.

As indicated above, the independent directors will consider candidates for director recommended by stockholders of the Company. The procedures for submitting stockholder recommendations are explained below under “Stockholder Proposals” beginning on Page 24.

The Compensation Committee

The Compensation Committee of the Board of Directors is composed of three members, including two independent directors (Messrs. Mayer and Redmond), as defined under the rules of the Nasdaq Stock Market, and operates under a written charter. A copy of the Compensation Committee Charter is not available to stockholders on the Company’s website. A copy of the Compensation Committee Charter is attached as Appendix B to this Proxy Statement. For 2006, the Committee was composed of Messrs. Mayer, chairman, Lipinski and Redmond. During 2006, Mr. Lipinski was not independent under the rules of the Nasdaq Stock Market because within the past three years he was an employee of the Company. However, the Board of Directors has determined that his membership on the Committee during 2006 was required by the best interests of the Company and its shareholders due to his experience with compensation issues, and complies with the other requirements of the Committee’s charter. Beginning in May 2007, it is expected that Mr. Lipinski shall be considered independent.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by the following means:

Mail:	Spire Corporation
One Patriots Park
Bedford, MA 01730-2396
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee. The Company generally will not forward to the directors a stockholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to the Company or written or oral representations that no other reports were required, the Company believes that during 2006, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

OWNERSHIP OF SECURITIES

The following table below shows how the Company’s common stock is owned by the Company’s directors and the executive officers named in the Summary Compensation Table under “Compensation of Officers and Directors” and by owners of more than 5% of the Company’s outstanding common stock as of March 1, 2007. Each person or entity, except Leviticus Partners, L.P. and Federated Investors, Inc., maintains a mailing address c/o Spire Corporation, One Patriots Park, Bedford, Massachusetts 01730-2396.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Common Stock (3)
Udo Henseler (4)	3,439	*
Rodger W. LaFavre (5)	30,063	*
David R. Lipinski (6)	4,952	*
Mark C. Little (7)	133,434	1.6%
Roger G. Little (8)	2,213,288	26.8%
Michael J. Magliochetti (9)	6,252	*
Guy L. Mayer (10)	3,752	*
Roger W. Redmond (11)	11,252	*
Federated Investors, Inc. Federated Investors Tower Pittsburgh, PA 15222-3779 (12)	941,176	11.4%
Leviticus Partners, L.P. 405 Lexington Avenue 45th Floor New York, NY 10174 (14)	435,000	5.3%
Directors and officers as a group (11 persons on March 1, 2007 including those named above)	2,428,312	29.4%

*	Less than 1%

(1)	Includes shares for which the named person:
•	has sole voting and investment power, or
•	has shared voting and investment power with his spouse, unless otherwise indicated in the footnotes.

(2)	Includes shares that can be acquired through stock option exercises through April 30, 2007.

(3)	Based on 8,263,137 shares of common stock outstanding as of March 1, 2007. Shares of common stock which an individual or group has a right to acquire within 60 days are deemed to be outstanding for purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person shown on the table.

(4)	Includes 3,439 shares that can be acquired through stock option exercises through April 30, 2007.

(5)	Includes 30,000 shares that can be acquired through stock option exercises through April 30, 2007. Also includes 63 shares of common stock indirectly held by the Spire Corporation 401(k) Profit Sharing Plan.

(6)	Includes 3,752 shares that can be acquired through stock option exercises through April 30, 2007.

(7)	Includes 39,250 shares that can be acquired through stock option exercises through April 30, 2007. Also includes 1,564 shares of common stock indirectly held by the Spire Corporation 401(k) Profit Sharing Plan.

(8)	Includes 2,162,145 shares of common stock held in a Trust of which Mr. Roger G. Little is the primary beneficiary. Mr. Little is the Chairman of the Board, Chief Executive Officer and President of the Company. Also includes 22,243 shares of common stock indirectly held by the Spire Corporation 401(k) Profit Sharing Plan.

(9)	Includes 6,252 shares that can be acquired through stock option exercises through April 30, 2007.

(10)	Includes 3,752 shares that can be acquired through stock option exercises through April 30, 2007.

(11)	Includes 11,252 shares that can be acquired through stock option exercises through April 30, 2007.

(12)	All information relating to beneficial ownership of common stock was obtained from the Schedule 13G, Amendment No. 1 dated December 31, 2006, filed with the Securities and Exchange Commission, filed by Federated Investors, Inc. (the “Parent”), the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., which acts as investment advisors to registered investment companies and separate accounts that own shares of common stock in Spire Corporation. The investment advisors are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of Federated Investors, Inc. All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). The Trustees have joined in filing because of the collective voting control that they exercise over the Parent. In accordance with Rule 13d-4 under the Securities Act of 1934, as amended, the Parent, the Trust, and each of the Trustees declare that Schedule 13G statement should not be construed as an admission that they are the beneficial owners of the reported securities, and the Parent, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the reported securities. These shares were purchased for investment purposes.

(13)	All information relating to beneficial ownership of common stock was obtained from the Schedule 13G/A, Amendment No. 3 dated April 5, 2006, filed with the Securities and Exchange Commission, jointly filed by Leviticus Partners, L.P., a Delaware limited partnership, AMH Equity, LLC, a New York limited liability company and Parameter Partners, LLC, a Delaware limited liability company. AMH Equity, LLC is the general partner of both Leviticus Partners, L.P. and Parameter Partners, LLC. These shares were purchased for investment purposes.

EXECUTIVE OFFICERS

The following table provides information on the executive officers of the Company. All the executive officers have been elected to serve until the Board meeting following the next annual meeting of stockholders (or Special Meeting in Lieu thereof) and until their successors have been elected and qualified.

Name	Age	Position
Christian Dufresne	43	Chief Financial Officer and Treasurer
Stephen J. Hogan	55	Executive Vice President and General Manager, Spire Solar
Rodger W. LaFavre	57	Chief Operating Officer
Mark C. Little	45	Chief Executive Officer, Spire Biomedical
Roger G. Little	66	Chairman of the Board, Chief Executive Officer and President
Richard P. Thomley	55	Chief Accounting Officer and Corporate Controller

Christian Dufresne, Ph.D. joined the Company in 2000 as Assistant to the Chief Executive Officer and President. He was named Chief Financial Officer of Spire Biomedical in June 2002, Vice President, Corporate Planning in 2005 and appointed Chief Financial Officer and Treasurer on May 18, 2006. Prior to joining Spire, Dr. Dufresne was a consultant for Stratford Associates, a market research firm that performs economic market modeling for Fortune 500 companies.

Stephen J. Hogan joined the Company in 1984 as Manager, Process Development. He was named Sales Manager, Photovoltaic Equipment, in 1988; Manager, Engineering and Manufacturing in 1990; Director of Photovoltaic Business Development in March 1997; Vice President and General Manager, Photovoltaics, in November 1997; and Executive Vice President and General Manager, Spire Solar in November 2000.

Rodger W. LaFavre joined the Company in 2000 as Vice President, Utility Marketing of Spire Solar Operations. He was named Vice President and Chief Financial Officer of Spire Solar in June 2002, and Chief Operating Officer of Spire Solar in November 2002 and Chief Operating Officer of Spire Corporation on February 11, 2005. Prior to joining Spire, Mr. LaFavre was Vice President of Stone & Webster Engineering Corporation, a worldwide engineering and construction company, where he was responsible for business development, corporate planning and the Asia subsidiary.

Mark C. Little is Chief Executive Officer, Spire Biomedical. His business experience is summarized on Page 2.

Roger G. Little has an ongoing five-year employment contract with the Company effective as of January 1, 2002. See “Compensation of Officers and Directors — Employment Contracts, Termination of Employment and Change-in-Control Arrangements.” His business experience is summarized on Page 2.

Richard P. Thomley joined the Company on January 2, 2007 as the Corporate Controller and was appointed Chief Accounting Officer on March 15, 2007. Prior to joining Spire, Mr. Thomley was the Corporate Controller of Implant Sciences Corporation, a manufacturer of medical and high technology security equipment. From 2000 to 2004, he was the Chief Financial Officer of SynQor, Inc., a privately held electronics component manufacturer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company subleased 77,000 square-feet in a building leased by Mykrolis Corporation, who in turn leased the building from SPI-Trust, a Trust of which Mr. Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company, is the sole trustee and principal beneficiary. The 1985 sublease originally was for a period of ten years, was extended for a five-year period expiring on November 30, 2000 and was further extended for a five-year period expiring on November 30, 2005. The sublease agreement provided for minimum rental payments plus annual increases linked to the consumer price index. Effective December 1, 2005, the Company entered into a two-year Extension of Lease Agreement (the “Lease Extension”) directly with SPI-Trust. The Company assumed certain responsibilities of Mykrolis, the tenant under the former lease, as a result of the Lease Extension including payment of all building and real estate related expenses associated with the ongoing operations of the property. The Company will allocate a portion of these expenses to SPI-Trust based on pre-established formulas utilizing square footage and actual usage where applicable. These allocated expenses will be invoiced monthly and be paid utilizing a SPI-Trust escrow account of which the Company has sole withdrawal authority. SPI-Trust is required to maintain three (3) months of its anticipated operating costs within this escrow account. On December 1, 2006, the Company and SPI-Trust amended the Lease Extension to include the lease of an additional 15,000 square feet from SPI-Trust for a one-year term. The additional space is being leased at a rate of $8.06 per square foot on annual basis. The additional space will be used to expand the Company’s solar operations. Rent expense under this sublease, as extended and amended, for the year ended December 31, 2006 and 2005, was $1,262,000 and $1,093,000, respectively. In connection with this lease, the Company was invoiced and paid certain SPI-Trust related expenses, including building maintenance and insurance. The Company invoiced SPI-Trust on a monthly basis and SPI-Trust reimbursed the Company for all such costs. Approximately $14,000 was due from SPI-Trust as of December 31, 2006 for building related costs. The Company believes that the terms of the Lease Extension, as amended, are commercially reasonable.

In conjunction with the May 2003 acquisition of Bandwidth Semiconductor, LLC (“Bandwidth”) by the Company, SPI-Trust, a Trust of which Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company, is sole trustee and principal beneficiary, purchased from Stratos Lightwave, Inc. (Bandwidth’s former owner) the building that Bandwidth occupies in Hudson, New Hampshire for $3.7 million. Subsequently, the Company entered into a lease for the building (90,000 square feet) with SPI-Trust whereby the Company will pay $4.1 million to SPI-Trust over an initial five-year term expiring in 2008 with a Company option to extend for five years. In addition to the rent payments, the lease obligates the Company to keep on deposit with SPI-Trust the equivalent of three months rent ($236,000 as of December 31, 2006.) The lease agreement does not provide for a transfer of ownership at any point. Interest costs were assumed at 7%. For the year ended December 31, 2006, interest expense was approximately $136,000.

Edward D. Gagnon, General Manager of the Company’s subsidiary, Bandwidth, is a son-in-law of Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company. For the year ended December 31, 2006, Mr. Gagnon received salary and bonus of $155,068, incentive stock options to purchase 10,000 shares of Spire common stock at an exercise price of $8.32 per share with a grant date fair value of $54,400 (computed in accordance with FAS 123(R)), and had value realized of $4,238 from the sale of Spire common stock acquired through the exercise of incentive stock options.

COMPENSATION OF OFFICERS AND DIRECTORS

The following table describes the compensation awarded to the Chief Executive Officer and the Company’s two most highly compensated executive officers of the Company (other than the CEO) who were serving as executive officers on December 31, 2006 (the “named executive officers”):

Summary Compensation Table

		Annual Compensation
Name & Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Roger G. Little Chairman of the Board, CEO & President	2006	$487,000	$59,250	—	—	$7,620	$530,695

Rodger W. LaFavre Chief Operating Officer	2006	$150,000	$6,000	$12,131	—	$2,580	$170,711

Mark C. Little CEO, Spire Biomedical	2006	$145,000	$4,000	$17,301	—	$3,728	$170,029

(1)	For Mr. Roger G. Little, salary includes payment of $250,000 under a non-qualified deferred compensation plan paid on behalf of Mr. Little for 2006. See “Non-Qualified Deferred Compensation Plan” below.

(2)	In 2007, Mr. Roger G. Little received a bonus of $59,250 as a percentage of his annual incentive bonus program for the year ended December 31, 2006.

(3)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 9 in the notes to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2007.

(4)	Includes compensation for premiums paid by the Company on term life insurance policies provided to all executive officers. Mr. Mark C. Little’s other compensation also included $3,128 of compensation from personal use of a company vehicle.

Non-Qualified Deferred Compensation Plan

Effective January 1, 2002, the Company adopted the Spire Corporation Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) for Mr. Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company. Under the Deferred Compensation Plan, the Company makes equal monthly contributions to the Spire Corporation Non-Qualified Deferred Compensation Trust (the “Trust”) up to the annually required amount of $250,000. The Company records these contributions as selling, general and administrative expense when made. The Trustee makes all investment decisions for the Trust on behalf of Mr. Little. The Company has not guaranteed a return on investment for Mr. Little. The Company makes contributions only if it has “available cash” to meet its operational needs as determined by the Compensation Committee. If the Compensation Committee determines that there is not enough “available cash” then it may defer funding for a particular plan year only until cash becomes available. As of December 31, 2006, the Company has fully funded its obligations as called for by the employment agreement. All earnings and losses on the Deferred Compensation Plan assets are borne by Mr. Little. All contributions and earnings are fully vested to Mr. Little when made but are subject to the Company’s creditors in the event of bankruptcy.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company has an employment agreement with Roger G. Little, Chairman of the Board, Chief Executive Officer and President. For 2006, he received the following pursuant to the agreement: a base salary of $237,000, payment under an annual incentive bonus program of up to 50% of base salary (depending on attainment of specified performance goals as set by the Compensation Committee), which amounted to $59,250, and payment under the Deferred Compensation Plan in the amount of $250,000. For subsequent years, base salary will be no less than $205,000; and payments under the annual incentive bonus program and the Deferred Compensation Plan will be determined annually. The agreement also provides for a Company vehicle for Mr. Little and for life insurance for which he may designate a beneficiary in the face amount of $500,000. Further, the agreement provides for the payment of 12 months’ base salary in the event he is terminated without cause or if he terminates the agreement for “good reason.” The agreement also precludes Mr. Little from competing with the Company during his employment and for a period of one year thereafter, and from disclosing confidential information. The agreement also entitles Mr. Little to paid vacations in accordance with the amended regular policy of the Company for the executive officers.

If Mr. Little’s employment is terminated by the Company without cause or by Mr. Little for “good reason” within six months prior to a change-of-control or within one year thereafter, then in lieu of payment of 12 months’ base salary, the Company shall pay Mr. Little in 24 monthly installments a cash severance amount equal to three times his average annual compensation, including base salary and bonuses.

The agreement was originally executed on January 1, 2002 and had a five-year term. On each anniversary of the agreement, the agreement is automatically extended for an additional five-year term unless the parties have renegotiated the agreement or one of the parties has given the other party notice of non-renewal.

Stock Options

The following table describes stock options granted during 2006 to the named executive officers:

2006 Individual Grants

Name	Number of Securities Underlying Options Granted (#)(1)	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Fair Value (2)
Roger G. Little	—	—	—	—
Rodger W. LaFavre	10,000	$8.32	11/16/16	$54,400
Mark C. Little	10,000	$8.32	11/16/16	$54,400

(1)	The options granted to Messrs. LaFavre and Mark C. Little and were granted in November 2006 under the Company’s 1996 Equity Incentive Plan and expire ten years from the date of grant. Messrs. LaFavre and Mark C. Little’s option vests with respect to 2,500 shares in each of 2007, 2008, 2009 and 2010.

(2)	The amounts in this column reflect the grant date fair value of each option award computed in accordance with FAS 123(R). Assumptions used in the calculation of these amounts are included in Note 9 of the notes to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2007.

During 2006, there were no stock options exercised by the named executive officers.

The following table provides information about outstanding equity awards held by the named executive officers at the end of fiscal 2006:

Outstanding Equity Awards at Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date (2)	Number of Shares or Units of Stock that have not Vested ($)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Roger G. Little	—	—	—		—	—	—	—	—	—

Rodger W. LaFavre	17,000 10,000 3,000 —	— — 9,000 10,000	— — — —	$ $ $ $	4.03 3.90 4.33 8.32	11/30/10 5/22/12 5/17/15 11/16/16	— — — —	— — — —	— — — —	— — — —

Mark C. Little	36,750 2,500 —	— 7,500 10,000	— — —	$ $ $	3.90 4.33 8.32	5/22/12 5/17/15 11/16/16	— — —	— — —	— — —	— — —

(1)	Unless otherwise noted, options become exercisable in four equal annual installments beginning on the first anniversary of the date of grant.

(2)	Unless otherwise noted, the expiration date of each option occurs ten years after the date of grant of such option.

The table below describes the securities authorized for issuance under the Company’s 1996 Equity Incentive Plan (the “1996 Plan”) as of December 31, 2006:

Equity Compensation Plan Information

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensations (1)(2)
Equity compensation plans approved by security holders	416,002	$5.21	—
Equity compensation plans not approved by security holders	—	—	—

Total	416,002	$5.21	—

(1)	The 1996 Plan, the Company’s only equity incentive plan, expired on December 10, 2006. As a result, no future awards may be made under the 1996 Plan.

(2)	This table excludes the additional 1,000,000 shares that would be available for issuance under the 2007 Stock Equity Plan if Proposal Two is approved by the stockholders at the meeting. If the 2007 Stock Equity Plan is approved, the total number of shares available for future issuance under equity compensation plans (excluding securities reflected in the first column) would be 1,000,000.

Directors’ Compensation

Spire Corporation does not pay its directors who are also officers of the Company any additional compensation for services as directors. In 2006, the compensation for non-employee directors included the following:

•	Cash Board meeting attendance fee of $1,000 per meeting attended either in person or by telephone;

•

Non-incentive stock options under the 1996 Incentive Plan for 1,250 shares, vesting at the rate of 25% per year, for each Board meeting attended either in person or by telephone, with the awards being for one meeting per quarter and four quarterly meetings per year;

•

Cash meeting attendance fee of $500 for each formal meeting of the Audit Committee and of the Compensation Committee attended either in person or by telephone, with the payments subject to an annual maximum of $5,000 per member of each such committee;

•	No additional compensation when committee meeting is held in conjunction with a Board meeting;

•	$6,000 annual retainer for all directors, payable quarterly;

•	$2,000 annual retainer for the Chairmen of the Audit and Compensation Committees, payable quarterly;

•	$1,000 annual retainer for other members of the Audit and Compensation Committees, payable quarterly; and

•	Expense reimbursement for all reasonable expenses incurred in attending meetings and tending to Spire business.

The following table shows non-employee director compensation in 2006:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)(2)	Non-Equity Incentive Plan Compensation Earnings	Change in Pension Value and Non-qualified Deferred Compensation Earnings	Total ($)
Udo Henseler	$13,500	—	$10,534	—	—	$24,034
David R. Lipinski	$12,500	—	$10,534	—	—	$23,034
Michael J. Magliochetti	$13,500	—	$12,691	—	—	$26,191
Guy L. Mayer	$16,000	—	$10,534	—	—	$26,534
Roger W. Redmond	$12,500	—	$10,534	—	—	$23,034

(1)	As noted above, Messrs. Roger G. Little and Mark C. Little are not included in this table as they are officers of the Company and, accordingly, receive no compensation for their services as directors. The compensation received by Messrs. Roger G. Little and Mark C. Little as officers of the Company are shown in the Summary Compensation Table above.

(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 9 in the notes to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2007. As of December 31, 2006, each non-employee director had the following number of options outstanding: Udo Henseler: 12,187; David R. Lipinski: 12,500; Michael J. Magliochetti: 15,000; Guy L. Mayer: 12,500; and Roger W. Redmond: 20,000.

In December of 2006, the Committee engaged Francois Quinson, an independent consultant, to review the compensation currently paid to the Company’s Board of Directors. Based upon Mr. Quinson’s recommendations, on March 15, 2007, the Compensation Committee approved the following as elements of compensation for non-employee directors and the Board of Directors passed a resolution approving the compensation package as follows:

•	Cash Board meeting attendance fee of $1,000 per meeting attended in person and $500 for each meeting by telephone;

•

Non-incentive stock options under the 2007 Plan, subject to the approval of stockholders, for 2,000 shares for each Board meeting attended either in person or by telephone, with the awards being for one meeting per quarter and four quarterly meeting per year, to a maximum of 8,000 shares per annum. These options vest immediately and are considered a long term incentive;

•

Cash meeting attendance fee of $1,000 for each formal meeting of the Audit Committee and of the Compensation Committee attended either in person or by telephone, with the payments subject to an annual maximum of $5,000 per member of each such committee;

•	No additional compensation when committee meeting is held in conjunction with a Board meeting;

•	$12,000 annual retainer for all directors, payable quarterly;

•	$5,000 annual retainer for the Chairman of the Audit Committee, payable quarterly;

•	$4,000 annual retainer for the Chairman of the Compensation Committee, payable quarterly;

•	$2,000 annual retainer for other members of the Audit and Compensation Committees, payable quarterly; and

•	Expense reimbursement for all reasonable expenses incurred in attending meetings and tending to Spire business.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Composition and Charter

The Audit Committee of the Board of Directors is currently composed of three directors, all of whom satisfy the independence standards for Audit Committee members under the rules of the Nasdaq Stock Market, and operates under a written charter. A copy of the Audit Committee Charter is not available to stockholders on the Company’s website. A copy of the Audit Committee Charter is attached as Appendix C this Proxy Statement. For 2006, the Committee was composed of Drs. Henseler, chairman, and Magliochetti, and Mr. Mayer.

Responsibilities

The responsibilities of the Audit Committee include engaging an accounting firm to serve as Spire’s independent registered public accounting firm. Management is responsible for Spire’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Spire’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and Spire’s internal controls. The Audit Committee does not prepare or audit the Company’s financial statements or certify their accuracy.

Review with Management and Independent Accountants

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Spire’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61 as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Spire’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent registered public accounting firm, Vitale, Caturano & Company, Ltd. (“VCC”), the firm’s independence.

Summary

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of Spire’s audited consolidated financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Spire’s Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

This report is submitted by the Audit Committee.

Udo Henseler, Chairman

Michael J. Magliochetti

Guy L. Mayer

DISCLOSURE OF PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Company for professional services rendered by Vitale, Caturano & Company, Ltd. for each of the last two fiscal years.

	2006 Fees	2005 Fees
Audit Fees	$165,000	$190,234
Audit-Related Fees	59,500	—
Tax Fees	25,000	23,000
All Other Fees	—	9,250

Total Fees	$249,500	$222,484

Audit Fees were for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-QSB and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

Tax Fees were for professional services rendered for federal, state and international tax compliance, tax advice and tax planning.

All Other Fees were for services other than the services reported above and include agreed-upon procedures in 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors of Spire Corporation has engaged Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accountants for the current fiscal year. They have served as accountants for the Company since January 7, 2004.

As the Company’s independent registered public accountants, VCC was engaged to conduct quarterly reviews of the Company; to conduct an audit of the consolidated financial statements of the Company for the full year 2006; and to prepare the federal and state tax returns of the Company for the year ended December 31, 2006. Representatives of VCC are expected to attend the Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

PROXIES AND VOTING AT THE MEETING

Each signed and returned proxy will be voted in accordance with any instructions of the stockholder(s) executing the proxy. A proxy signed without instructions will be voted in accordance with the Board’s recommendations. If a stockholder attends the Meeting and votes in person, his or her proxy will not be counted. A signed proxy may be revoked at any time before it is exercised, either in person or by giving written notice of revocation to the Secretary of the Company at the address on the first page of this Proxy Statement.

Each share of common stock is entitled to one vote on all matters submitted to the stockholders for approval. No vote may be taken unless a quorum (i.e., a majority of the common stock issued, outstanding, and entitled to vote) is present at the Meeting in person or by proxy. The seven nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected the directors of the Company. The approval of the adoption of the 2007 Stock Equity Plan requires the affirmative vote of a majority in interest of the stock represented and entitled to vote at the meeting. Broker non-votes and abstentions are counted for purposes of determining the presence of a quorum, and have the effect of a vote against a proposal (by raising the number of affirmative votes required to constitute a majority of the quorum).

The Board has fixed March 30, 2007, as the record date for determining the stockholders entitled to vote at the Meeting. On that date there were 8,263,137 shares of common stock issued, outstanding, and entitled to vote.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting. If any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

All costs of this solicitation, which is being made principally by mail, but which may be supplemented by telephone or personal contacts by the Company’s directors, officers, and employees without additional compensation, will be borne by the Company. Brokers will be requested to forward proxy soliciting material to the beneficial owners of the stock held in such brokers’ names, and the Company will reimburse them for their expenses incurred in complying with the Company’s request.

In the Company’s filings with the SEC, information is sometimes “incorporated by reference”. This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

The Company’s policy is to encourage its Board members to attend the Annual Meeting of Stockholders, and all of the members standing for re-election attended the Special Meeting in Lieu of the 2006 Annual Meeting of Stockholders.

STOCKHOLDER PROPOSALS — 2008 ANNUAL MEETING

In order to be included in the proxy statement and form of proxy for the 2008 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, stockholder proposals must be received by the Company at its corporate offices in Bedford, Massachusetts, no later than December 15, 2007 (120 days before the anniversary of the date this Proxy Statement is being mailed to the Company’s stockholders). Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Stockholder proposals to be presented at the 2008 Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement and form of proxy for the 2008 Annual Meeting, must be received in writing at the Company’s corporate offices no later than February 28, 2008 (45 days before the anniversary of the date this Proxy Statement is being mailed to the Company’s stockholders).

Independent directors will consider any director nominees you recommend in writing for the 2008 Annual Meeting if the Secretary receives notice by December 15, 2007, and you are a stockholder of record on the day you provide notice of your recommendation or nomination to the Company and on the record date for determining stockholders entitled to notice of the meeting and to vote. You may also nominate an individual for election as a director at the 2008 Annual Meeting.

In either event, your notice must include the following information for each person you are recommending or nominating for election as a director:

•	The name, age, business address and residence address of the person;

•	The principal occupation or employment of the person;

•	The number of shares of Spire common stock which the person owns beneficially or of record; and

•

Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, your notice must include the following information about you:

•	Your name and record address;

•	The number of shares of Spire common stock that you own beneficially or of record;

•	A description of all arrangements or understandings between you and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

•	A representation that you intend to appear in person or by proxy at the meeting to nominate the person or persons named in your notice; and

•

Any other information about you that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of Spire unless recommended by a majority of independent directors and nominated by the Board or nominated in accordance with the procedures set forth above.

By Order of the Board of Directors,

Michael W. O’Dougherty, Secretary

April 13, 2007

APPENDIX A

SPIRE CORPORATION

2007 STOCK EQUITY PLAN

1. Purpose. The purpose of the Spire Corporation 2007 Stock Equity Plan (the “2007 Plan”) is to assist Spire Corporation, a Massachusetts corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the 2007 Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the 2007 Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the 2007 Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the 2007 Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the 2007 Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the 2007 Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the 2007 Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2007 Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(x) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the 2007 Plan.

(y) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(z) “Optionee” means a person to whom an Option is granted under the 2007 Plan or any person who succeeds to the rights of such person under the 2007 Plan.

(aa) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(bb) “Participant” means a person who has been granted an Award under the 2007 Plan, which remains outstanding, including a person who is no longer an Eligible Person.

(cc) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(dd) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh) “Prior Plan” means the Spire Corporation 1996 Equity Incentive Plan, as amended.

(ii) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(jj) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the 2007 Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(mm) “Shareholder Approval Date” means the date on which the 2007 Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the 2007 Plan.

(nn) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(oo) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(pp) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(qq) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The 2007 Plan shall be administered by the Committee, except to the extent the Board elects to administer the 2007 Plan, in which case the 2007 Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the 2007 Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the 2007 Plan, construe and interpret the 2007 Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2007 Plan. In exercising any discretion granted to the Committee under the 2007 Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify; it being understood that the Committee may not delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority to grant Awards. The Committee may appoint agents to assist it in administering the 2007 Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the 2007 Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the 2007 Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to the 2007 Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under the 2007 Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the 2007 Plan shall be 1,000,000; provided, however, that the maximum number of Shares issued or available for issuance under the 2007 Plan with respect to Awards other than Options and Stock Appreciation Rights shall not exceed 500,000. Any Shares delivered under the 2007 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the 2007 Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the 2007 Plan, subject to Section 4(c)(v) below.

(ii) Awards that are settled or exercised through the payment of Shares shall be counted in full against the number of Shares available for award under the 2007 Plan, regardless of the number of Shares actually issued upon settlement or exercise of any such Award.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the 2007 Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2007 Plan and shall not reduce the Shares authorized for delivery under the 2007 Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under the 2007 Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the 2007 Plan to fail the requirement under Code Section 422 that the 2007 Plan designate a maximum aggregate number of shares that may be issued.

(d) No Further Awards Under Prior Plan. In light of the adoption of the 2007 Plan, no further awards shall be made under the Prior Plan after the Shareholder Approval Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the 2007 Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the 2007 Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 300,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 200,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1.5 million with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $1.5 million multiplied by the number of full 12 months periods that are in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the 2007 Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the 2007 Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the 2007 Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Massachusetts law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which

Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the 2007 Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the 2007 Plan to the contrary notwithstanding, no term of the 2007 Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the 2007 Plan be exercised, so as to disqualify either the 2007 Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) The Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the 2007 Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the 2007 Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the 2007 Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in the 2007 Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the 2007 Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the 2007 Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the 2007 Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the 2007 Plan may be evidenced in such manner, as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted

Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the 2007 Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(v) Minimum Vesting Period. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the 2007 Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be Awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be longer than five years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the 2007 Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the 2007 Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the 2007 Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Other Stock-Based Awards subject solely to future service requirements shall be subject to restrictions for a period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the 2007 Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the 2007 Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Stock Market or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the Nasdaq Stock Market or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the 2007 Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the 2007 Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A. If and to the extent that the Committee believes that any Awards may constitute a “non-qualified deferred compensation plan” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and those provisions (and /or the provisions of the Plan applicable thereto) shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines necessary or appropriate to comply with the applicable requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) and/or the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the 2007 Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the 2007 Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” If and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the 2007 Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the 2007 Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(b) Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Shareholder Approval Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Shareholder Approval Date) individuals who constitute the Board on the Shareholder Approval Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Shareholder Approval Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the 2007 Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the 2007 Plan from or through any Participant shall be subject to all terms and conditions of the 2007 Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the 2007 Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the 2007 Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the 2007 Plan, or the Committee’s authority to grant Awards under the 2007 Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the 2007 Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the 2007 Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the 2007 Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under the 2007 Plan. Neither the 2007 Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the 2007 Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Shares awarded pursuant to the 2007 Plan unless and until the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the 2007 Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in the 2007 Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The 2007 Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the 2007 Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the 2007 Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the 2007 Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the 2007 Plan. Neither the adoption of the 2007 Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional

Shares shall be issued or delivered pursuant to the 2007 Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the 2007 Plan, any rules and regulations under the 2007 Plan, and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the 2007 Plan.

(l) 2007 Plan Effective Date and Shareholder Approval; Termination of 2007 Plan. The 2007 Plan shall become effective on the Shareholder Approval Date. The 2007 Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the 2007 Plan, (b) termination of the 2007 Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the 2007 Plan shall remain in effect until they have been exercised or terminated, or have expired.

APPENDIX B

COMPENSATION COMMITTEE CHARTER

FOR

SPIRE CORPORATION

Purpose

The purpose of the Compensation Committee (the “Committee”) shall be to discharge the responsibilities of the Board of Directors relating to the Company’s compensation programs and compensation of the Company’s executives.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the Nasdaq Stock Market and the Sarbanes-Oxley Act.

Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the Nasdaq Stock Market and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

1.	The Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

2.	The Company complies with all other requirements of the rules and regulations of the Nasdaq Stock Market with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time to time; and

3.	No such person may serve on the Committee for more than two years.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until each such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee.

As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the chief executive officer and any other corporate officers, as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined. All meetings of the Committee may be held telephonically.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons, as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority to retain, without seeking Board approval, outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of retention.

Setting Compensation for Executive Officers and Directors

1. Establish and review the overall compensation philosophy of the Company.

2. Review and approve the Company’s corporate goals and objectives relevant to chief executive officer and other executive officers’ compensation, including annual performance objectives.

3. Evaluate the performance of the chief executive officer and other executive officers in light of those goals and objectives and, based on such evaluation, review and approve the annual salary, bonus, stock options, and other benefits, direct and indirect, of the chief executive officer and other executive officers.

4. In determining the long-term incentive component of compensation for the chief executive officer and other executive officers, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officer and other executive officers at comparable companies, and the awards given to the Company’s chief executive officer and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

5. In connection with executive compensation programs:

a. Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

b. Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

c. Establish and periodically review policies for the administration of executive compensation programs; and

d. Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6. Establish and periodically review policies in the area of senior management perquisites.

7. Consider policies and procedures pertaining to expense accounts of senior executives.

8. Review and recommend to the full Board of Directors compensation of directors as well as directors and officers’ indemnification and insurance matters.

9. Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control, severance, or termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

10. Review and make recommendations to the Board of Directors with respect to the Company’s incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

11. Review and approve all equity compensation plans of the Company that are not otherwise subject to the approval of the Company’s shareholders.

12. Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company’s equity-based plans.

13. Monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

14. Review and monitor employee pension, profit sharing, and benefit plans.

15. Select, retain, and/or replace, as needed, compensation and benefits consultants and other outside consultants to provide independent advice to the Committee. In that connection, in the event the Committee retains a compensation consultant, the Committee shall have the sole authority to approve such consultant’s fees and other retention terms.

Reports

16. Report regularly to the Board of Directors with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

17. Maintain minutes or other records of meetings and activities of the Committee.

APPENDIX C

AUDIT COMMITTEE CHARTER

FOR

SPIRE CORPORATION

Purpose

The purpose of the Audit Committee (the “Committee”) shall be as follows:

1.	To oversee the accounting and financial reporting processes of Spire Corporation (the “Company”) and audits of the financial statements of the Company.

2.	To provide assistance to the Board of Directors with respect to its oversight of:

a.	The integrity of the Company’s financial statements;

b.	The Company’s compliance with legal and regulatory requirements;

c.	The independent auditors’ qualifications and independence; and

d.	The performance of the Company’s independent auditors.

3.	To prepare the report that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement.

Composition

The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the Nasdaq Stock Market and the Sarbanes-Oxley Act.

Qualifications

All members of the Committee shall be able to read and understand fundamental financial statements (or be able to do so within a reasonable period of time after his or her appointment) and at least one member must be a “financial expert” under the requirements of the Sarbanes-Oxley Act. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the Nasdaq Stock Market and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

1.	The Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

2.	The Company complies with all other requirements of the rules and regulations of the Nasdaq Stock Market with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time to time;

3.	No such person may serve as the Chairman of the Committee; and

4.	No such person may serve on the Committee for more than two years.

Compensation

No member of the Committee shall receive compensation other than: (a) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive; and (b) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management and the independent auditors to discuss any matters that the Committee or management or the auditors believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons, as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s By-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain, without seeking Board approval, outside legal, accounting, or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the Company’s Board of Directors, corporate executives, and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the auditors’ report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditors. It also is the job of the chief executive officer and senior management rather than that of the Committee to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1. Discuss with management and the independent auditors prior to public dissemination the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Discuss with management and the independent auditors prior to the Company’s filing of any quarterly or annual report:

a. Whether any significant deficiencies in the design or operation of internal controls exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data;

b. The existence of any material weaknesses in the Company’s internal controls; and

c. The existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

3. Discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

4. Discuss with management and the independent auditors the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5. Retain and terminate independent auditors and have the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the independent auditors.

6. Inform each public accounting firm performing work for the Company that such firm shall report directly to the Committee.

7. Oversee the work of any public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

8. Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors, other than “prohibited non-auditing services,” as may be specified in the Sarbanes-Oxley Act of 2002 or applicable laws or regulations.

9. Review, at least annually, the qualifications, performance, and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

a. At least annually obtain and review a report by the Company’s independent auditors describing: (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditors’ independence, all relationships between the independent auditors and the Company;

b. Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself;

c. Confirm with any independent auditors retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company; and

d. Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

10. In consultation with the independent auditors, management, and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditors reports from management and the independent auditors regarding:

a. All critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

b. Analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures, and treatments, and the treatment preferred by the independent auditors;

c. Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

d. Major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies;

e. Issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period;

f. The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements of the Company; and

g. Any other material written communications between the independent auditor and the Company’s management.

11. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

12. Review with the independent auditors any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee must regularly review with the independent auditors:

a. Any audit problems or other difficulties encountered by the auditors in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management; and

b. Management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditors (i) any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company.

13. Review and discuss with the independent auditors the responsibilities, budget, and staffing of the Company’s internal audit function.

Legal Compliance/General

14. Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

15. Discuss with management and the independent auditors the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

16. Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any public accounting firm may not provide audit services to the Company if the chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the public accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

17. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18. Review all related party transactions for potential conflict of interest situations on an ongoing basis. All such transactions must be approved by the Committee.

19. Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

20. Report regularly to the full Board of Directors. In this regard, the Committee should review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditors.

21. The Committee shall provide such recommendations, as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

22. Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, as well as the independent auditors has more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

SPIRE CORPORATION

Proxy for Special Meeting in Lieu of 2007 Annual Meeting of Stockholders

May 17, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Roger G. Little and Michael W. O'Dougherty, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Spire Corporation common stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Special Meeting in Lieu of 2007 Annual Meeting of Stockholders of Spire Corporation, to be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts at 10:00 a.m. on Thursday, May 17, 2007, and any adjournments thereof. The proxies, and either one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting, or adjournments thereof.

(Continued and to be signed on reverse side.)

YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSAL UNLESS OTHERWISE INDICATED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  ☒

1.	ELECTION OF DIRECTORS. To fix the number of directors at eight and to elect seven directors, leaving one vacancy, to serve for one year:

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instruction below)

NOMINEES:

o  Udo Henseler

o  David R. Lipinski

o  Mark C. Little

o  Roger G. Little

o  Michael J. Magliochetti

o  Guy L. Mayer

o  Roger W. Redmond

2.	PROPOSAL FOR THE APPROVAL OF THE ADOPTION OF THE SPIRE CORPORATION 2007 STOCK EQUITY PLAN.

☐	FOR
☐	AGAINST
☐	ABSTAIN

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder	Date

Signature of Stockholder	Date

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign name by authorized person.